EXHIBIT 99.2

                                  CERTIFICATION
          (Section 906 Certification of the Sarbanes-Oxley Act of 2002)

          In connection with the Annual Report on Form 10-K of Aphton Corporation (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /S/ Frederick W. Jacobs
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        Frederick W. Jacobs
     Chief Financial Officer

Dated: March 31, 2003